Contingencies	12 Months Ended
Dec. 31, 2024
Contingencies
Contingencies

19. Contingencies

Camsing Incident

See Note 14 for details of contingencies for Camsing Incident.

Litigation

In December 2022, the Group received a civil judgment from the Bozhou Intermediate People’s Court of Anhui Province (the “First Instance Court”). The judgement related to a civil lawsuit brought by an external institution (the “Plaintiff”) against Noah (Shanghai) Financial Leasing Co., Ltd. (the “Defendant”, one subsidiary of the Company).

The First Instance Court first accepted the civil lawsuit filed by the Plaintiff against the Defendant in August 2019 respecting the financial consultancy services provided by the Defendant to the Plaintiff on its investment process. The Defendant charged a fee of RMB0.5 million for providing such consultancy services to the Plaintiff. In December 2020, the First Instance Court dismissed the Plaintiff’s case. In March 2021, the High People’s Court of Anhui Province (the “Appellate Court”) dismissed the Plaintiff’s appeal to the ruling of the First Instance Court. No contingent liabilities with respect to the civil claim were recorded by the Group in 2021.

The Plaintiff subsequently, for the third time, applied for a retrial to the Supreme People’s Court. In February 2022, the Supreme People’s Court issued an order revoking the aforementioned rulings and remanding the case to the First Instance Court for retrial. While the Group held the same view as before that the claim of the Plaintiff is without merit and is unfounded, in December 2022, the First Instance Court awarded the Plaintiff monetary damages of RMB99.0 million and corresponding interests (the “First-instance Ruling”). The First-instance Ruling is not yet effective until the appellate process is concluded. Considering the judgement in the First-instance Ruling as of December 31, 2022, although it remains subject to appeal and applicable post-judgment proceedings, the Group reserved a contingent liability of RMB99.0 million.

In late March 2024, the Group received the final ruling from the Appellate Court, which supports the First-instance Ruling and became effective immediately. As a result, the contingency was resolved and the payable for the litigation of RMB99.0 million was included in other current liabilities as of December 31, 2023.

In April 2024, the Group applied for a retrial to the Supreme People’s Court and received the ruling in January 2025, in accordance with which, the Supreme People’s Court awarded the Plaintiff monetary damages of 70% of RMB99.0 million and corresponding interests. Based on the ruling, the Group reversed the contingent expenses amount to RMB14,000, which resulted in a decrease in the other current liability of RMB14,000.

Others

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. Other than those related to the Camsing Incident and the litigation mentioned above, the Group does not have any pending legal or administrative proceedings to which the Group is a party that will have a material effect on its business or financial condition.